UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 22, 2008

AMGEN INC.

(Exact name of registrant as specified in its charter)

Delaware	000-12477	95-3540776
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Amgen Center Drive Thousand Oaks, CA	91320-1799
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

805-447-1000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On October 22, 2008, Amgen Inc. (the “Company”) issued a press release announcing its unaudited results of operations and financial condition for the three and nine months ended September 30, 2008. The full text of the press release is set forth in Exhibit 99.1 attached hereto.

In its press release the Company included certain historical non-U.S. Generally Accepted Accounting Principles (“non-GAAP”) financial measures as defined in Regulation G promulgated by the Securities and Exchange Commission with respect to its results of operations for the three and nine months ended September 30, 2008 and 2007. Reconciliations for such historical non-GAAP financial measures are attached to the press release set forth as Exhibit 99.1 attached hereto. The Company believes that its presentation of historical non-GAAP financial measures provides useful supplementary information to and facilitates additional analysis by investors. These historical non-GAAP financial measures are in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

Three and nine months ended September 30, 2008

For the three and nine months ended September 30, 2008, the Company’s adjustments to GAAP financial measures relate to amounts associated with the impact of expensing stock options in accordance with Statement of Financial Accounting Standards No. 123R (“SFAS No. 123R”), charges related to the Company’s restructuring plan announced in August 2007, which, for the three and nine months ended September 30, 2008, principally relate to asset impairment charges incurred in connection with the rationalization of our worldwide manufacturing operations in order to gain cost efficiencies and, to a lesser degree, the moderation of the expansion of our research and development (“R&D”) facilities and charges primarily related to loss accruals for leases principally related to certain facilities that will not be used in our business and, for the nine months ended September 30, 2008, severance and other separation costs (collectively, the “2008 Restructuring Amounts”), charges related to the Company’s acquisitions of Alantos Pharmaceutical Holding, Inc. in July 2007 (the “Alantos Acquisition”), Avidia, Inc. in October 2006 (the “Avidia Acquisition”), Abgenix, Inc. in April 2006 (the “Abgenix Acquisition”), and Immunex Corporation in July 2002 (the “Immunex Acquisition”), charges related to the write-off of inventory resulting from a strategic decision to change manufacturing processes (the “2008 Inventory Charge”), charges related to the loss accruals for settlements of certain commercial legal proceedings (the “Legal Accruals”), charges related to the loss accrual on the sale of certain less significant marketed products and related assets (the “Asset Sale Loss”) and the tax effect of the adjustments in 2008 discussed below, excluding (i) certain components of the 2008 Inventory Charge, (ii) certain of the 2008 Restructuring Amounts, (iii) certain of the Legal Accruals and (iv) certain components of the Asset Sale Loss (the “2008 Tax Effect”).

For the three and nine months ended September 30, 2008, the Company reported non-GAAP financial results for cost of sales (excluding amortization of acquired intangible assets) (“COS”) expense, R&D expense, selling, general and administrative (“SG&A”) expense and diluted shares used in the calculation of adjusted earnings per share. For the three and nine months ended September 30, 2008, COS expense, R&D expense and SG&A expense were adjusted to exclude the effects of expensing stock options in accordance with SFAS No. 123R. Diluted shares used in the calculation of adjusted earnings per share were also adjusted to exclude the effects of adopting SFAS No. 123R. The Company believes that excluding the impact of expensing stock options and the related effects of adopting SFAS No. 123R provides supplemental measures that will facilitate comparisons between periods before and during when such expenses are incurred. For the three and nine months ended September 30, 2008, COS expense was also adjusted to exclude the 2008 Inventory Charge and R&D expense was also adjusted to exclude the ongoing non-cash amortization of the R&D technology intangible assets acquired with the Abgenix Acquisition and the Avidia Acquisition (the “R&D Technology Intangible Assets’ Amortization”). For the nine months ended September 30, 2008, COS expense, R&D expense and SG&A expense were adjusted to exclude the 2008 Restructuring Amounts and R&D expense was also adjusted to exclude merger related expenses incurred due to the Alantos Acquisition primarily related to incremental costs associated with retention (the “Merger Retention Expense”). The

Company believes that excluding the 2008 Inventory Charge provides a supplemental measure that will facilitate comparisons between periods in which such item did not occur. The Company believes that excluding the 2008 Restructuring Amounts and the Merger Retention Expense provides supplemental measures that will facilitate comparisons between periods before, during and after such expenses are incurred. The Company believes that excluding the R&D Technology Intangible Assets’ Amortization treats those assets as if the Company had developed them internally in the past, and thus provides a supplemental measure of profitability in which the Company’s acquired intellectual property is treated in a comparable manner to its internally developed intellectual property.

For the three and nine months ended September 30, 2008, the Company reported non-GAAP adjusted provisions for income taxes, adjusted net income and adjusted earnings per share excluding, where applicable, the foregoing expense amounts and the effects of adopting SFAS No. 123R on diluted shares used in the calculation of adjusted earnings per share for the reasons discussed above, the non-cash amortization of acquired intangible assets associated with the Immunex Acquisition (primarily Enbrel®) (the “Immunex Intangible Assets’ Amortization”), the 2008 Restructuring Amounts, the Legal Accruals, the Asset Sale Loss and the 2008 Tax Effect. The Company believes that excluding the 2008 Restructuring Amounts provides a supplemental measure that will facilitate comparisons between periods before, during and after such expenses are incurred. The Company believes that excluding the Legal Accruals and the Asset Sale Loss provides supplemental measures that will facilitate comparisons between periods in which such items did not occur. The Company believes that excluding the Immunex Intangible Assets’ Amortization treats those assets as if the Company had developed them internally in the past, and thus provides a supplemental measure of profitability in which the Company’s acquired intellectual property is treated in a comparable manner to its internally developed intellectual property. The Company believes that excluding the 2008 Tax Effect provides a supplemental measure that will facilitate comparisons before, during and after the related adjustments have occurred.

Three and nine months ended September 30, 2007

For the three and nine months ended September 30, 2007, the Company’s adjustments to GAAP financial measures relate to amounts associated with the impact of expensing stock options in accordance with SFAS No. 123R, charges related to the Company’s restructuring plan announced in August 2007, which, for the three and nine months ended September 30, 2007, principally relate to (i) severance and other separation costs partially offset by the reversal of previously accrued expenses for bonuses and stock-based compensation awards, which were forfeited as a result of the employees’ termination, (ii) asset impairment charges incurred in connection with the rationalization of our worldwide manufacturing operations in order to gain cost efficiencies and, to a lesser degree, the moderation of the expansion of our R&D facilities, (iii) accelerated depreciation resulting from our decision to accelerate closure of one of our ENBREL commercial bulk production operations in connection with the rationalization of our worldwide network of manufacturing facilities, (iv) charges primarily related to loss accruals for leases principally related to certain facilities that will not be used in our business and (v) cost recoveries for certain restructuring expenses principally with respect to accelerated depreciation in connection with our co-promotion agreement with Wyeth (collectively, the “2007 Restructuring Amounts”), and charges related to the Alantos Acquisition, the acquisition of Ilypsa, Inc. in July 2007 (the “Ilypsa Acquisition”), the Avidia Acquisition, the Abgenix Acquisition, the acquisition of Tularik Inc. in August 2004 (the “Tularik Acquisition”) and the Immunex Acquisition and amounts associated with the write-off of inventory principally due to changing regulatory and reimbursement environments (the “2007 Inventory Charge”). In addition for the nine months ended September 30, 2007, the Company’s adjustments to GAAP financial measures also relate to amounts associated with the write-off of the cost of a semi-completed manufacturing asset that will not be used due to a change in manufacturing strategy (the “Manufacturing Charge”), the write-off of the pro-rata portion of the deferred financing and related costs that were immediately charged to interest expense as a result of certain holders of our convertible notes due in 2032 exercising their March 1, 2007 put option and the related convertible notes being repaid in cash (the “Convertible Notes Expense”) and the income tax benefit recognized as a result of resolving certain non-routine transfer pricing issues with the Internal Revenue Service for prior periods (the “Income Tax Benefit”). The Company’s adjustments to GAAP financial measures for the three and nine months ended September 30, 2007 also reflect the tax effect of the adjustments for 2007 discussed below for the applicable periods excluding (i) certain of the 2007 Restructuring Amounts, (ii) certain components of the 2007 Inventory Charge, (iii) the non-cash expense associated with writing-off acquired in-process research and development (“IPR&D”) related to the Alantos Acquisition and the Ilypsa Acquisition (the “Alantos and Ilypsa Acquisition IPR&D Expense”), (iv) the Manufacturing Charge and (v) the Income Tax Benefit (the “2007 Tax Effect”).

For the three and nine months ended September 30, 2007, the Company reported non-GAAP financial results for COS expense, R&D expense, SG&A expense and diluted shares used in the calculation of adjusted earnings per share. COS expense, R&D expense and SG&A expense were adjusted to exclude the effects of expensing stock options in accordance with SFAS No. 123R. Diluted shares used in the calculation of adjusted diluted earnings per share were also adjusted to exclude the effects of adopting SFAS No. 123R. The Company believes that excluding the impact of expensing stock options and the related effects of adopting SFAS No. 123R provides supplemental measures that will facilitate comparisons between periods before and during when such expenses are incurred.

For the three and nine months ended September 30, 2007, COS expense was also adjusted to exclude the 2007 Restructuring Amounts and the 2007 Inventory Charge and for the nine months ended September 30, 2007, COS expense was also adjusted to exclude the Manufacturing Charge and the merger related expenses incurred due to the Abgenix Acquisition primarily related to the incremental costs associated with recording inventory acquired at fair value which is in excess of our manufacturing cost (the “Abgenix Merger Expense”). For the three and nine months ended September 30, 2007, R&D expense was also adjusted to exclude the 2007 Restructuring Amounts, the R&D Technology Intangible Assets’ Amortization and the merger related expenses incurred due to the Alantos Acquisition, the Ilypsa Acquisition and the Tularik Acquisition primarily related to incremental costs associated with retention (the “2007 Merger Retention Expense”) and for the three and nine months ended September 30, 2007, SG&A expense was also adjusted to exclude the 2007 Restructuring Amounts. The Company believes that excluding the 2007 Restructuring Amounts, the Abgenix Merger Expense and the 2007 Merger Retention Expense provides supplemental measures that will facilitate comparisons between periods before, during and after such expenses are incurred. The Company believes that excluding the Manufacturing Charge and the 2007 Inventory Charge provides supplemental measures that will facilitate comparisons between periods in which such items did not occur. The Company believes that excluding the R&D Technology Intangible Assets’ Amortization treats those assets as if the Company had developed them internally in the past, and thus provides a supplemental measure of profitability in which the Company’s acquired intellectual property is treated in a comparable manner to its internally developed intellectual property.

For the three and nine months ended September 30, 2007, the Company reported non-GAAP adjusted provisions for income taxes, adjusted net income and adjusted earnings per share excluding, where applicable, the foregoing expense amounts and the effects of adopting SFAS No. 123R in the calculation of adjusted earnings per share for the reasons discussed above, the 2007 Restructuring Amounts, the Alantos and Ilypsa Acquisition IPR&D Expense, the Immunex Intangible Assets’ Amortization, the impairment of a non-ENBREL related intangible asset previously acquired in the Immunex Acquisition (the “Impairment Charge”) and the 2007 Tax Effect and, for the nine months ended September 30, 2007, the Convertible Notes Expense and the Income Tax Benefit. The Company believes that excluding the 2007 Restructuring Amounts provides a supplemental measure that will facilitate comparisons between periods before, during and after such expenses are incurred. The Company believes that excluding the Alantos and Ilypsa Acquisition IPR&D Expense, the Impairment Charge, the Convertible Notes Expense and the Income Tax Benefit provides supplemental measures that will facilitate comparisons between periods in which such items did not occur. The Company believes that excluding the Immunex Intangible Assets’ Amortization treats those assets as if the Company had developed them internally in the past, and thus provides a supplemental measure of profitability in which the Company’s acquired intellectual property is treated in a comparable manner to its internally developed intellectual property. The Company believes that excluding the 2007 Tax Effect provides a supplemental measure that will facilitate comparisons before, during and after the related adjustments have occurred.

The Company uses the foregoing non-GAAP financial measures in connection with its own budgeting and financial planning.

Due to the differing treatments of expensing stock options for the purpose of presenting adjusted earnings per share within and across industries, the Company also reported non-GAAP adjusted diluted earnings per share including the impact of expensing stock options in accordance with SFAS No. 123R for the three and nine months ended September 30, 2008 and 2007, as a convenience to investors.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

99.1	Press Release dated October 22, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMGEN INC.

Date: October 22, 2008	By:	/s/ Robert A. Bradway
	Name:	Robert A. Bradway
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Document Description

99.1	Press release dated October 22, 2008

7